RIVERNORTH FUNDS

RiverNorth/DoubleLine Strategic Income Fund

(Ticker Symbols RNSIX & RNDLX)

SUPPLEMENT TO PROSPECTUS DATED

February 1, 2013

On August 21, 2013, the Board of Trustees for the RiverNorth Funds voted to re-open the RiverNorth/DoubleLine Strategic Income Fund to all investors.

Accordingly, the notice on the inside cover of the prospectus regarding the Fund’s Limited Purchase Availability should be disregarded.

Although the Board of Trustees approved the re-opening effective immediately, there could be delayed availability through certain intermediaries or omnibus accounts due to time needed to update their systems regarding the availability of the Fund.

Dated: August 26, 2013

RIVERNORTH FUNDS

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

1-888-848-7569

Please retain this supplement with your Prospectus for future reference.